Transamerica Financial Life Insurance Company

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

ML of New York Variable Annuity Separate Account D

Supplement dated June 9, 2017

To the Prospectus for

Merrill Lynch IRA Annuity dated May 1, 2005 (as supplemented);

Merrill Lynch Investor Choice Annuity (NY)(IRA Series) and Merrill Lynch IRA Annuity dated May 1, 2015 (as supplemented);

Merrill Lynch Investor Choice Annuity (IRA Series) dated May 1, 2017

Transamerica Financial Life Insurance Company and Transamerica Advisors Life Insurance Company (the “Companies”) filed an application with, and subsequently received an order from, the Securities and Exchange Commission (“SEC”) to allow the Companies to remove certain variable investment options (“Existing Funds”) and substitute new variable investment options (“Replacement Funds”) as shown below (the “Substitutions”), held by both Merrill Lynch Life Variable Annuity Separate Account D and ML of New York Variable Annuity Separate Account D to fund the following contracts issued by the Companies (the “Contracts”): Merrill Lynch IRA Annuity, Merrill Lynch Investor Choice Annuity (NY)(IRA Series), and Merrill Lynch Investor Choice Annuity (IRA Series). The Replacement Funds are portfolios of Transamerica Series Trust. To the extent that a Replacement Fund subaccount is not currently available as an investment option under your Contract, such Replacement Fund subaccount will be added as an investment option on or before the effective date of the Substitutions (the “Effective Date”). Please retain this supplement and keep it with the prospectus.

To the extent required by law, approval of the Substitutions is being obtained from the state insurance regulators in certain jurisdictions.

The Companies believe that the Substitutions are in the best interest of Contract owners. In each case, the Replacement Fund will have at least similar investment objectives and policies as the corresponding Existing Fund. The Companies will bear all expenses related to the Substitutions, and the Substitutions will have no tax consequences for you. The Companies anticipate that the Substitutions will occur on or about August 18, 2017.

The Substitutions and respective advisers and/or sub-advisers for the Existing Funds and Replacement Funds are:

Existing Fund (Adviser/Sub-Adviser)	Replacement Fund (Adviser/Sub-Adviser)
AllianzGI NFJ Mid-Cap Value Fund (Allianz Global Investors Fund Management LLC/NFJ Investment Group LLC)	Transamerica JPMorgan Mid Cap Value VP (Transamerica Asset Management, Inc./J.P. Morgan Investment Management Inc.)

American Century Equity Income Fund (American Century Investment Management, Inc.)	Transamerica Barrow Hanley Dividend Focused VP (Transamerica Asset Management, Inc./Barrow, Hanley, Mewhinney & Strauss, LLC)

Existing Fund (Adviser/Sub-Adviser)	Replacement Fund (Adviser/Sub-Adviser)
American Century Ultra Fund (American Century Investment Management, Inc.)	Transamerica Jennison Growth VP (Transamerica Asset Management, Inc./Jennison Associates LLC)

Columbia Acorn USA (Cohen & Steers Capital Management, Inc.)	Transamerica T. Rowe Price Small Cap VP (Transamerica Asset Management, Inc./T. Rowe Price Associates, Inc.)

Columbia Acorn International (Cohen & Steers Capital Management, Inc.)	Transamerica MFS International Equity VP (Transamerica Asset Management, Inc./MFS® Investment Management)

Pioneer Emerging Markets Fund (Pioneer Investment Management, Inc.)	Transamerica TS&W International Equity VP (Transamerica Asset Management, Inc./Thompson, Siegel & Walmsley LLC)

Templeton Foreign Fund (Templeton Global Advisors Limited)	Transamerica MFS International Equity VP (Transamerica Asset Management, Inc./MFS® Investment Management)

Columbia Large Cap Growth Fund V (formerly known as Columbia Marsico Growth Fund) (Columbia Management Investment Advisers, LLC)	Transamerica WMC US Growth VP (Transamerica Asset Management, Inc./Wellington Management Company, LLP)

Please note that:

•	No action is required on your part at this time. You will not need to file a new election or take any immediate action.

•	The elections you have on file for allocating your account value, premium payments and deductions will be redirected to the appropriate Replacement Fund subaccount unless you change your elections and transfer your funds before the Substitutions take place.

•	You may transfer amounts in your Contract among the subaccounts and the fixed account as usual. Each Substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract, subject to the Companies’ restrictions on transfers to prevent or limit “market timing” activities by Contract owners or agents of Contract owners.

•	If you make one transfer from a subaccount investing in an Existing Fund (before the Effective Date) or a Replacement Fund (after the Effective Date) into one or more other subaccounts, any transfer charge that might otherwise be imposed will be waived from the date of this supplement through the date that is 30 days after the Effective Date. In addition, if you make one transfer from an Existing Fund subaccount into one or more other subaccounts from the date of this supplement until the Effective Date, or from a Replacement Fund subaccount within 30 days after the Effective Date of the Substitutions, the transfer will not be treated as one of a limited number of transfers (or exchanges) permitted under your Contract. Furthermore, the Companies will not exercise any rights reserved under any Contract to impose additional restrictions on transfers for at least 30 days after the Effective Date.

•	On the Effective Date, your account value in each subaccount will be the same as before the Substitutions. However, for each Substitution, the number of units you receive in the Replacement Fund subaccount will be different from the number of units you own in the Existing Fund subaccount, due to the difference in unit values.

•	There will be no tax consequences to you.

In connection with the Substitutions, we will send you the summary prospectus for each of the Replacement Funds as well as notice of the Effective Date and confirmation of transfers.

Please contact your registered representative if you have any questions.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.